Exhibit 10.1

FOURTH MODIFICATION TO AMENDED AND RESTATED BUSINESS LOAN AND SECURITY

AGREEMENT AND OTHER LOAN DOCUMENTS

THIS FOURTH MODIFICATION TO AMENDED AND RESTATED BUSINESS LOAN AND SECURITY AGREEMENT AND OTHER LOAN DOCUMENTS (this “Modification”), dated as of June 28, 2007, is made by and among (i) CITIZENS BANK OF PENNSYLVANIA, a Pennsylvania state chartered bank (“Citizens Bank”), acting in its capacity as the agent for the Lenders (the “Agent”), having offices at 8521 Leesburg Pike, Suite 405, Vienna, Virginia 22182; (ii) CITIZENS BANK, acting in its capacity as a Lender, and each other “Lender” party to the hereinafter defined Loan Agreement (each, a “Lender” and collectively, the “Lenders”); and (iii) ICF CONSULTING GROUP, INC., a Delaware corporation (the “Primary Operating Company”), ICF INTERNATIONAL, INC., a Delaware corporation (the “Parent Company”), and each other “Borrower” party to the Loan Agreement (together with the Primary Operating Company and the Parent Company, each, a “Borrower” and collectively, the “Borrowers”), each having offices at 9300 Lee Highway, Fairfax, Virginia 22031. Capitalized terms used but not defined herein shall have the meanings attributed to such terms in the Loan Agreement.

WITNESSETH THAT:

WHEREAS, pursuant to the terms of a certain Amended and Restated Business Loan and Security Agreement dated as of October 5, 2005 (as amended, modified or restated from time to time, the “Loan Agreement”), by and among the Borrowers, the Agent and the Lenders, the Borrowers originally obtained loans and certain other financial accommodations (collectively, the “Loan”) from the Lenders in the aggregate maximum principal amount of Seventy-five Million and No/100 Dollars ($75,000,000.00) comprised of (a) Facility A in the maximum principal amount of Forty-five Million and No/100 Dollars ($45,000,000.00), (b) Facility B in the original principal amount of Twenty-two Million and No/100 Dollars ($22,000,000.00), and (c) Facility C in the original principal amount of Eight Million and No/100 Dollars ($8,000,000.00); and

WHEREAS, the Loan is evidenced by the Notes and secured by, among other things, the collateral described in the Loan Agreement; and

WHEREAS, pursuant to the terms of a certain First Modification to Amended and Restated Business Loan and Security Agreement and Other Loan Documents dated as of March 14, 2006, the Lenders agreed to a temporary allowance of up to Six Million and No/100 Dollars ($6,000,000.00) for over-advances for the benefit of the Borrowers; and

WHEREAS, pursuant to the terms of a certain Second Modification to Amended and Restated Business Loan and Security Agreement and Other Loan Documents dated as of August 25, 2006, the maximum principal amount of Facility A was increased from Forty-five Million and No/100 Dollars ($45,000,000.00) to Sixty-five Million and No/100 Dollars ($65,000,000.00), and ICF International consummated an initial public offering of its common stock, the proceeds of which were used, in part, to repay all amounts then outstanding and unpaid under Facility A, Facility B, Facility C and the Swing Line Facility; and

WHEREAS, pursuant to the terms of a certain Third Modification to Amended and Restated Business Loan and Security Agreement and Other Loan Documents dated as of December 29, 2006, the Agent and the Lenders agreed to modify certain provisions of the Loan Agreement, including without limitation, provisions pertaining to pricing, interest rate protection arrangements and other provisions more particularly described therein; and

WHEREAS, the Borrowers have now requested that the Agent and the Lenders (a) consent to the Borrowers’ proposed acquisition (the “Z-Tech Acquisition”) of Z-Tech Corporation, a Maryland corporation (“Z-Tech”) pursuant to that certain Share Purchase Agreement of even date herewith (the “Z-Tech Acquisition Agreement”), by and among the Parent Company, the Primary Operating Company and the shareholders of Z-Tech, (b) increase the maximum principal amount of Facility A by Thirty Million and No/100 Dollars ($30,000,000.00), the proceeds of which will be used, in part, to finance the acquisition of Z-Tech and the transactional costs and expenses related thereto, (c) increase the maximum principal amount of the Swing Line Facility by Ten Million and No/100 ($10,000,000.00), and (d) amend certain other terms and provisions set forth in and/or contemplated by the Loan Agreement; and

WHEREAS, the Agent and the Lenders have agreed to grant the Borrowers’ request, subject to the terms and conditions set forth herein; and

WHEREAS, the Borrowers, the Agent and the Lenders desire to enter into this Modification to memorialize the agreements and understanding of the parties with respect to the foregoing matters, as hereinafter provided.

NOW THEREFORE, for Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Recitals. The foregoing recitals are hereby incorporated herein by this reference and made a part hereof, with the same force and effect as if fully set forth herein.

2. Loan Increase; Promissory Notes.

(A) Subject to the terms and provisions set forth in this Modification, (i) the Facility A Commitment Amount is hereby increased from Sixty-five Million and No/100 Dollars ($65,000,000.00) to Ninety-five Million and No/100 Dollars ($95,000,000.00); and (ii) the Swing Line Commitment Amount is hereby increased from Ten Million and No/100 Dollars ($10,000,000.00) to Twenty Million and No/100 Dollars ($20,000,000.00).

(B) Simultaneously with the execution and delivery of this Modification, the Borrowers shall execute and deliver to the Agent, in form and substance reasonably satisfactory to the Agent and its counsel: (a) one or more note modification agreements and/or substitute promissory notes with respect to Facility A and the Swing Line Facility, which shall evidence the changes to the principal amount of the Facilities, as described in this Modification, as well as the changes to each of the Facility A Note and the Swing Line Facility Note and the schedules of repayment thereof; (b) an opinion of counsel; (c) certified resolutions and consents, authorizing the increase to the Commitment Amount and related matters; (d) UCC, judgment and tax lien search results, showing no intervening liens; and (e) such other documents, instruments and agreements as the Agent and/or the Lenders may reasonably request.

(C) Each of the parties hereto acknowledges and agrees that: (i) any and all collateral securing the Obligations in whole or in part shall secure the Obligations, as increased, expanded and extended pursuant to this Modification, and all Loan Documents are hereby deemed amended accordingly; and (ii) the additional Loan proceeds of Facility A and the Swing Line Facility made available pursuant to this Modification shall be advanced from time to time in accordance with the Loan Agreement.

3. Definitional Amendments.

The definitions of “Commitment Amount”, “Facility A”, “Facility A Commitment Amount”, “EBITDA”, “Loan”, “Permitted Foreign Bank Accounts”, “Swing Line Commitment” and “Swing Line Commitment Amount” set forth in the section of the Loan Agreement titled “Certain Definitions” are hereby deleted in their entirety and replaced with the following:

““Commitment Amount” shall mean the Facility A Commitment Amount, or if the maximum aggregate commitment of the Lenders hereunder is reduced pursuant to the terms of this Agreement, such lesser amount.

“EBITDA” shall mean, with respect to the Borrowers for any period of determination, net income, plus interest expense, plus federal, state and local income taxes, plus depreciation expense, plus amortization expense, plus all Agent-approved non-cash, non-recurring charges against income, plus any non-cash charges related to stock and stock-option compensation, plus funds paid from the IPO proceeds for the exit bonus pool (up to $3,000,000) and minus any non-cash gain (to the extent included in determining net income), all as determined on a consolidated basis in accordance with GAAP. Additionally, EBITDA shall be adjusted on a pro forma basis, in a manner reasonably acceptable to the Agent, to include, as of the first day of any applicable period, any acquisitions and dispositions of assets permitted under the Loan Agreement, including, without limitation, adjustments reflecting any non-recurring costs and any extraordinary expenses of any such permitted acquisitions and asset dispositions consummated during such period calculated on a basis consistent with GAAP and Regulations S-X of the SEC Act, or as approved by the Agent.

“Facility A” shall mean the revolving credit facility being extending pursuant to this Agreement on the basis of Eligible Billed Government Accounts Receivable, Eligible Billed Commercial Accounts Receivable and Eligible Foreign Accounts Receivable, in the maximum principal amount of the Facility A Commitment Amount, with a sub-limit of Five Million and No/100 Dollars ($5,000,000.00) for Letters of Credit.

“Facility A Commitment Amount” shall mean Ninety-five Million and No/100 Dollars ($95,000,000.00), or if such amount shall be reduced pursuant to this Agreement, such lesser amount.

“Loan” and “Loans” shall mean, individually or collectively as the context may require, the loan and loans made by the Lenders to the Borrowers in the aggregate maximum principal amount of the Facility A Commitment Amount, or so much thereof as shall be advanced or readvanced from time to time, which are represented by the Facilities, and which are evidenced by, bear interest and are payable in accordance with the terms and provisions set forth in the Notes.

“Permitted Foreign Bank Accounts” shall mean any and all of the bank accounts described on Schedule E hereto, together with any and all other foreign bank accounts approved from time to time by the Agent in writing; provided that each such bank account (a) has been established by and in the name of a Borrower, (b) is located outside of the United States of America, (c) is used solely for the collection of Receivables, payment of Ordinary Course Payments and other general operating purposes, (d) is not subject to any lien, claim, charge or encumbrance (other than (i) the security interests granted to the Agent under this Agreement or any other Loan Document, and (ii) normal and customary rights of set off or similar rights (of the financial institution maintaining such account), but only if such rights may be exercised solely for past due fees, charges and expenses arising from the general administration of such bank account, (e) if required by the Agent, is subject to a control agreement or blocked account agreement, in form and substance reasonably satisfactory to the Agent, and (f) if not subject to a control agreement or blocked account agreement, in form and substance reasonably satisfactory to the Agent, does not, for thirty (30) or more consecutive days, contain funds and/or other items of value which, in the aggregate, exceed the U.S. Dollar equivalent of Two Million and No/100 Dollars ($2,000,000.00).

“Swing Line Commitment” shall mean the Swing Line Lender’s obligation to make Swing Line Loans to the Borrowers in an aggregate principal amount not to exceed the Swing Line Commitment Amount.

“Swing Line Commitment Amount” shall mean Twenty Million and No/100 Dollars ($20,000,000.00).”

4. Z-Tech Acquisition Consent. The Agent and the Lenders hereby (a) consent to the acquisition by the Primary Operating Company of all of the issued and outstanding capital stock of Z-Tech, and (b) acknowledge that such acquisition shall not count against the dollar basket with respect to any Permitted Acquisition set forth in Section 7,l(d)(ii)(H) of the Loan Agreement, subject to the terms, covenants, agreements and conditions set forth in this Modification, including without limitation, the following:

(A) The Primary Operating Company shall have acquired all of the issued and outstanding capital stock of Z-Tech, free and clear of all liens, claims, encumbrances and any other restrictions or limitations on transfer thereof (other than Permitted Liens), and the Z-Tech Acquisition shall have been consummated in accordance with the Z-Tech Acquisition Agreement, subject to the grant of any waivers thereunder or modifications thereto (a copy of each of which shall be provided to the Agent and its counsel prior to the Borrowers’ use of any Loan proceeds for the Z-Tech Acquisition);

(B) Simultaneously with the Z-Tech Acquisition, Z-Tech shall have become joined to the Loan Agreement, the Notes and the other Loan Documents as a “Borrower” thereunder by executing this Modification and all other documents, instruments and agreements requested by the Agent and the Lenders in connection therewith;

(C) The Borrowers shall have delivered to the Agent and its counsel, in form and substance satisfactory to the Agent and its counsel in all respects, each of the following items:

(i) a true, correct and complete copy of the fully executed Z-Tech Acquisition Agreement, together with all schedules and exhibits attached thereto and/or referenced therein and all other documents, instruments and agreements executed, issued and/or delivered in connection with the Z-Tech Acquisition;

(ii) the articles of incorporation (or comparable formation documents) of Z- Tech, together with all amendments thereto, recently certified by the applicable governmental authority of the jurisdiction of organization or incorporation;

(iii) the by-laws or operating agreements of Z-Tech, together with all amendments thereto, recently certified by a duly authorized corporate officer of Z-Tech;

(iv) corporate resolutions of the board of directors (or similar governing body) of Z-Tech, authorizing the execution and delivery of this Modification and related agreements, and the performance of the transactions contemplated hereby, together with an incumbency certificate, certified by a duly authorized corporate officer of Z-Tech;

(v) a recent good standing certificate issued by the jurisdiction of formation or incorporation of Z-Tech, together with recent foreign qualification certificates issued by the comparable state or country office where the nature of Z-Tech’s business requires Z-Tech to be qualified to do business in such state or country;

(vi) recent judgment and tax lien search results of Z-Tech for each jurisdiction (county and state) where any assets of Z-Tech having a book value in excess of One Hundred Thousand and No/100 Dollars ($100,000.00) are located, and where Z-Tech is organized, together with recent UCC search results for Z-Tech and each domestic Borrower from its jurisdiction of organization or incorporation brought down from August 1, 2006;

(vii) a duly executed and delivered joinder to contribution agreement from Z-Tech;

(viii) a pro forma quarterly covenant compliance/non-default certificate in the form attached as Exhibit 5 to the Loan Agreement, reporting results for the quarter ending March 31, 2007;

(ix) one or more opinions of counsel with respect to Z-Tech’s execution and delivery of this Modification, the performance by Z-Tech of all transactions contemplated hereby (including, without limitation, the joinder of Z-Tech), the consummation of the Z-Tech Acquisition and such other matters as the Agent or its counsel may require;

(x) if necessary for availability purposes, a pro forma Borrowing Base/Non-Default Certificate, in the form attached as Exhibit 4 to the Loan Agreement, setting forth the Borrowing Base for the Borrowers and Z-Tech on a pro forma basis as of April 30, 2007, as if the Z-Tech Acquisition had been consummated on such date1;

(xi) evidence of insurance and related certificates, including but not limited to, fire, hazard, extended coverage, product and other liability, workmen’s compensation, business interruption, umbrella and key man insurance, in form and substance satisfactory to the Agent and its counsel in all respects.

[1]	The parties hereto acknowledge and agree that Z-Tech’s results will be included in the May 31, 2007 Borrowing Base Certificate/Non-Default Certificate.

(D) The Agent, for itself and for the ratable benefit of the Lenders, shall have been granted a valid, binding and enforceable first priority perfected lien and security interest (subject only to Permitted Liens) in and to (a) all assets of Z-Tech; and (b) all of the issued and outstanding capital stock or limited liability company interests (as applicable) of Z-Tech. In connection therewith, the Agent shall have received duly executed, undated stock powers and original stock certificates (if any); and

(E) On or prior to one (1) year from the date hereof, the Borrowers shall cause all primary cash collection accounts (each, a “Primary Cash Collection Account”) of Z-Tech to be maintained with the Agent, and all other primary bank accounts (each, a “Primary Bank Account” and together with the Primary Cash Collection Accounts, each a “Covered Account” and collectively, the “Covered Accounts”) of Z-Tech to be maintained with a Lender. On or prior to thirty (30) days from the date hereof, the Borrowers shall cause any third party depository institution maintaining a Primary Cash Collection Account of Z-Tech, to enter into a wire transfer arrangement with respect to such Primary Cash Collection Account, in form and substance reasonably satisfactory to the Agent; provided, however, that (a) in all events, all Covered Accounts shall be maintained solely with the Agent or a Lender (as applicable) on or prior to one (1) year from the date hereof, and (b) this Section shall not require Z-Tech to transfer any Covered Account that would not otherwise be covered by Section 6.8 of the Loan Agreement; and provided, further, that this Section shall not be construed to require Z-Tech to take or omit to take any action or transfer any Covered Account (individually and collectively, the “Excluded Bank Accounts”) that would violate any applicable laws or regulations (including, without limitation, ERISA). It is expressly agreed and understood that for so long as Z-Tech shall maintain any Covered Account (other than the Excluded Bank Accounts) with any depository institution other than the Agent or a Lender, then such Covered Account: (a) shall be used solely for the deposit/receipt of cash, checks and other remittances owing to Z-Tech from time to time; (b) shall be at all times, free and clear of any and all liens, claims and encumbrances (other than the security interest of the Agent granted hereby); and (c) shall secure the Obligations.

5. Joinder. Z-Tech is hereby joined as a party to and agrees to be bound by the terms and conditions of the Loan Agreement, the Notes and the other Loan Documents, to the same extent as if it were an original signatory thereto and originally named therein as a Borrower or Maker (as the case may be). Z-Tech hereby makes all of the representations and warranties set forth in the Loan Agreement (as modified or supplemented hereby) and each other Loan Document to which more than one (1) Borrower is a party thereto and grants to the Agent, for the ratable benefit of the Lenders, a valid and enforceable first priority security interest in and to all of its assets constituting Collateral, free and clear of all liens, claims and encumbrances (other than any liens expressly permitted pursuant to the Loan Agreement and liens approved in writing by the Agent). Z-Tech further acknowledges and agrees that it shall be jointly and severally liable for the performance of any and all past, present and future obligations of the Borrower(s) in connection with any of the Note(s), the Loan Agreement and/or the other Loan Documents; it being understood and agreed that any and all references in the Note(s), the Loan Agreement and/or the other Loan Documents to “the Borrower” shall mean Z-Tech, individually and/or collectively with all other Borrowers.

6. Exhibit Substitutions. Schedule 1 and Exhibit 4 attached to the Loan Agreement are hereby deleted in their entirety and Schedule 1 and Exhibit 4 attached hereto substituted in lieu thereof.

7. Updated Schedules. The Borrowers shall have delivered to the Agent and its counsel, in form and substance satisfactory to the Agent and its counsel in all respects, updated schedules to the Loan Agreement, all of which shall be attached and be deemed a part of the Loan Agreement.

8. Expenses. The Borrowers shall have paid to the Agent (for the ratable benefit of the Lenders) in immediately available funds, an upfront fee in the amount of Forty-five Thousand and No/100 Dollars ($45,000.00), which, each of the Borrowers acknowledge, has been fully earned as of the date hereof. The Borrowers shall also pay all of the Agent’s costs and expenses associated with this Modification and the transactions referenced herein or contemplated hereby, including, without limitation, the Agent’s reasonable legal fees and expenses.

9. Conditions Precedent. As a condition precedent to the effectiveness of this Modification, the Agent and its counsel shall have received the following, each in form and substance satisfactory to the Agent and its counsel in all respects: (a) a fully executed copy of this Modification; and (b) such other documents, instruments, certificates of good standing, corporate resolutions, limited liability company consents, UCC financing statements, opinions, certifications, schedules to be attached to the Loan Agreement and agreements as the Agent may reasonably request, each in such form and content and from such parties as the Agent shall require.

10. Miscellaneous.

(i) Each Borrower hereby represents, warrants, acknowledges and agrees that as of the date hereof (i) there are no set-offs, defenses, deductions or counterclaims against and no defaults under any of the Notes, the Loan Agreement or any other Loan Document; (ii) no act, event or condition has occurred which, with notice or the passage of time, or both, would constitute a default under any of the Notes, the Loan Agreement or any other Loan Document; (iii) all of the representations and warranties of the Borrowers contained in the Loan Agreement are true and correct as of the date hereof (except to the extent that such representations and warranties expressly relate solely to an earlier date), unless the Borrowers are unable to remake and redate any such representation or warranty, in which case the Borrowers have previously disclosed the same to the Agent and the Lenders in writing, and such inability does not constitute or give rise to an Event of Default; (iv) all schedules attached to the Loan Agreement with respect to any particular representation and warranty of the Borrowers set forth in the Loan Agreement (as modified) remain true, accurate and complete; (v) all accrued and unpaid interest and fees payable with respect to the Loan have been paid; and (vi) there has been no material adverse change in the business, property or condition (financial or otherwise) of the Borrowers since the date of the most recent financial statements listed on Schedule 5.3.

(ii) The Borrowers, and their respective representatives, successors and assigns, hereby jointly and severally, knowingly and voluntarily RELEASE, DISCHARGE, and FOREVER WAIVE and RELINQUISH any and all claims, demands, obligations, liabilities, defenses, affirmative defenses, setoffs, counterclaims, actions, and causes of action of whatsoever kind or nature, whether known or unknown, which they have, may have, or might have or may assert now or in the future against the Agent and/or the Lenders directly or indirectly, arising out of, based upon, or in any manner connected with any transaction, event, circumstance, action, failure to act, or occurrence of any sort or type, in each case related to, arising from or in connection with the Loan, whether known or unknown, and which occurred, existed, was taken, permitted, or begun prior to the date hereof (including, without limitation, any claim, demand, obligation, liability, defense, counterclaim, action or cause of action relating to or arising from the grant by the Borrowers to the Agent and/or the Lenders of a security interest in or encumbrance on collateral that is, was or may be subject to, or an agreement by which the Borrowers are bound and which contains, a prohibition on further mortgaging or encumbering the same). The Borrowers hereby acknowledge and agree that the execution of this Modification by the Agent and the Lenders shall not constitute an acknowledgment of or an admission by the Agent and/or the Lenders of the existence of any such claims or of liability for any matter or precedent upon which any liability may be asserted.

(iii) Except as expressly set forth herein, nothing contained in this Modification is intended to or shall otherwise act to nullify, discharge, or release any obligation incurred in connection with the Notes, the Loan Agreement and/or the other Loan Documents or to waive or release any collateral given by any Borrower to secure the Notes, nor shall this Modification be deemed or considered to operate as a novation of the Notes, the Loan Agreement or the other Loan Documents. Except to the extent of any express conflict with this Modification or except as otherwise expressly contemplated by this Modification, all of the terms and conditions of the Notes, the Loan Agreement and the other Loan Documents shall remain in full force and effect, and the same are hereby expressly approved, ratified and confirmed. In the event of any express conflict between the terms and conditions of the Notes, the Loan Agreement or the other Loan Documents and this Modification, this Modification shall be controlling and the terms and conditions of such other documents shall be deemed to be amended to conform with this Modification.

(iv) If any term, condition, or any part thereof, of this Modification, the Loan Agreement or of the other Loan Documents shall for any reason be found or held to be invalid or unenforceable by any court or governmental agency of competent jurisdiction, such invalidity or unenforceability shall not affect the remainder of such term, provision or condition nor any other term, provision, or condition of this Modification, the Loan Agreement and the other Loan Documents, and this Modification, the Loan Agreement and the other Loan Documents shall survive and be construed as if such invalid or unenforceable term, provision or condition had not been contained therein.

(v) Each Borrower acknowledges that, at all times prior to and through the date hereof, the Agent and the Lenders have acted in good faith and have conducted themselves in a commercially reasonable manner in their relationship with such Borrower in connection with this Modification and in connection with the obligations of the Borrowers to the Agent and the Lenders under the Loan; the Borrowers hereby waiving and releasing any claims to the contrary.

(vi) Each Borrower, Lender and the Agent hereby acknowledges and agrees that, from and after the date hereof, all references to the “Loan Agreement” set forth in any Loan Document shall mean the Loan Agreement, as modified pursuant to this Modification and any other modification of the Loan Agreement dated prior to the date hereof.

(vii) Each Borrower hereby represents and warrants that, as of the date hereof, such Borrower is indebted to the Lenders in respect of the amounts due and owing under the Notes, all such amounts remain outstanding and unpaid and all such amounts are payable in full, without offset, defenses, deduction or counterclaim of any kind or character whatsoever.

(viii) Each Borrower acknowledges (a) that it has participated in the negotiation of this Modification, and no provision of this Modification shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured, dictated or drafted such provision; (b) that it has had access to an attorney of its choosing in the negotiation of the terms of and in the preparation and execution of this Modification, and it has had the opportunity to review, analyze, and discuss with its counsel this Modification, and the underlying factual matters relevant to this Modification, for a sufficient period of time prior to the execution and delivery hereof; (c) that all of the terms of this Modification were negotiated at arm’s length; (d) that this Modification was prepared and executed without fraud, duress, undue influence, or coercion of any kind exerted by any of the parties upon the others; and (e) that the execution and delivery of this Modification is the free and voluntary act of such Borrower.

(ix) This Modification shall be governed by the laws of the Commonwealth of Virginia (without regard to conflict of laws provisions) and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

(x) This Modification may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall be deemed one and the same instrument. Signature pages may be exchanged by facsimile or electronic mail and each party hereto agrees to be bound by its facsimile signature and/or pdf signature.

[The Remainder of This Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have executed this Modification as of the date first above written,

BORROWERS:

ATTEST:		ICF INTERNATIONAL, INC.,
[Corporate Seal]		a Delaware corporation

By:	/s/ Judith B. Kassel	By:	/s/ Terrance McGovern
Name:	Judith B. Kassel	Name:	Terrance Mcgovern
		Title:	TREASURER

ATTEST:		ICF CONSULTING GROUP, INC.,
[Corporate Seal]		a Delaware corporation

By:	/s/ Judith B. Kassel	By:	/s/ Terrance McGovern
Name:	Judith B. Kassel	Name:	TERRANCE MCGOVERN
		Title:	TREASURER

WITNESS:		ICF CONSULTING LIMITED,
a private limited company organized under the laws of England and Wales

By:	/s/ Susan Wolf	By:	/s/ Kenneth B. Kolsky
Name:	Susan Wolf	Name:	Kenneth B. Kolsky
		Title:	Director

ATTEST:		COMMENTWORKS.COM COMPANY, L.L.C.
a Delaware limited liability company

By:	/s/ Judith B. Kassel	By:	/s/ Terrance McGovern
Name:	Judith B. Kassel	Name:	TERRANCE MCGOVERN
		Title:	TREASURER

ATTEST:		THE K.S. CRUMP GROUP, L.L.C.,
a Delaware limited liability company

By:	/s/ Judith B. Kassel	By:	/s/ Terrance McGovern
Name:	Judith B. Kassel	Name:	TERRANCE MCGOVERN
		Title:	TREASURER

ATTEST:		ICF INCORPORATED, L.L.C.,
a Delaware limited liability company

By:	/s/ Judith B. Kassel	By:	/s/ Terrance McGovern
Name:	Judith B. Kassel	Name:	TERRANCE McGOVERN
		Title:	TREASURER

ATTEST:		ICF INFORMATION TECHNOLOGY, L.L.C.,
a Delaware limited liability company

By:	/s/ Judith B. Kassel	By:	/s/ Terrance McGovern
Name:	Judith B. Kassel	Name:	TERRANCE McGOVERN
		Title:	TREASURER

ATTEST:		ICF RESOURCES, L.L.C.,
a Delaware limited liability company

By:	/s/ Judith B. Kassel	By:	/s/ Terrance McGovern
Name:	Judith B. Kassel	Name:	TERRANCE McGOVERN
		Title:	TREASURER

ATTEST:		SYSTEMS APPLICATIONS INTERNATIONAL, L.L.C.,
a Delaware limited liability company

By:	/s/ Judith B. Kassel	By:	/s/ Terrance McGovern
Name:	Judith B. Kassel	Name:	TERRANCE McGOVERN
		Title:	TREASURER

ATTEST:		ICF ASSOCIATES, L.L.C.,
a Delaware limited liability company

By:	/s/ Judith B. Kassel	By:	/s/ Terrance McGovern
Name:	Judith B. Kassel	Name:	TERRANCE McGOVERN
		Title:	TREASURER

ATTEST:		ICF SERVICES COMPANY, L.L.C.,
a Delaware limited liability company

By:	/s/ Judith B. Kassel	By:	/s/ Terrance McGovern
Name:	Judith B. Kassel	Name:	TERRANCE McGOVERN
		Title:	TREASURER

ATTEST:		ICF CONSULTING SERVICES, L.L.C.,
a Delaware limited liability company

By:	/s/ Judith B. Kassel	By:	/s/ Terrance McGovern
Name:	Judith B. Kassel	Name:	TERRANCE McGOVERN
		Title:	TREASURER

ATTEST:		ICF EMERGENCY MANAGEMENT SERVICES, LLC,
a Delaware limited liability company

By:	/s/ Judith B. Kassel	By:	/s/ Terrance McGovern
Name:	Judith B. Kassel	Name:	Terrance Mcgovern
Title:	CORP. SECRETARY	Title:	TREASURER

WITNESS:		ICF CONSULTING PTY LTD,
an Australian corporation

By:	/s/ Susan Wolf	By:	/s/ Kenneth B. Kolsky
Name:	Susan Wolf	Name:	Kenneth B. Kolsky
		Title:	Director

ATTEST:		ICF CONSULTING CANADA, INC.,
[Corporate Seal]		a Canadian corporation

By:	/s/ Judith B. Kassel	By:	/s/ Terrance McGovern
Name:	Judith B. Kassel	Name:	TERRANCE McGOVERN
Title:	CORP. SECRETARY	Title:	TREASURER

WITNESS:		ICF/EKO, a Russian corporation

By:	/s/ Susan Wolf	By:	/s/ Kenneth B. Kolsky
Name:	Susan Wolf	Name:	Kenneth B. Kolsky
		Title:	Director

WITNESS/ATTEST:		ICF CONSULTORIA DO BRASIL LTDA.,
a Brazilian limited liability company

		By:	ICF CONSULTING GROUP, INC.,
a Delaware corporation

By:	/s/ Judith B. Kassel	By:	/s/ Terrance McGovern
Name:	Judith B. Kassel	Name:	TERRANCE McGOVERN
Title:	CORP. SECRETARY	Title:	TREASURER

ATTEST:		ICF CONSULTING SERVICES, L.L.C.,
a Delaware limited liability company

By:	/s/ Judith B. Kassel	By:	/s/ Terrance McGovern
Name:	Judith B. Kassel	Name:	Terrance Mcgovern
Title:	CORP. SECRETARY	Title:	TREASURER

ATTEST:		SYNERGY, INC.,
[Corporate Seal]		a District of Columbia corporation

By:	/s/ Judith B. Kassel	By:	/s/ Terrance McGovern
Name:	Judith B. Kassel	Name:	Terrance Mcgovern
		Title:	TREASURER

ATTEST:		SIMULATION SUPPORT, INC.,
[Corporate Seal]		a Virginia corporation

By:	/s/ Judith B. Kassel	By:	/s/ Terrance McGovern
Name:	Judith B. Kassel	Name:	Terrance Mcgovern
		Title:	TREASURER

ATTEST:		ICF BIOMEDICAL CONSULTING, LLC,
a Delaware limited liability company

By:	/s/ Judith B. Kassel	By:	/s/ Terrance McGovern
Name:	Judith B. Kassel	Name:	Terrance Mcgovern
		Title:	TREASURER

ATTEST:		ICF PROGRAM SERVICES, L.L.C.,
a Delaware limited liability company

By:	/s/ Judith B. Kassel	By:	/s/ Terrance McGovern
Name:	Judith B. Kassel	Name:	TERRANCE McGOVERN
		Title:	TREASURER

ATTEST:		CALIBER ASSOCIATES, INC.,
[Corporate Seal]		a Virginia corporation

By:	/s/ Judith B. Kassel	By:	/s/ Terrance McGovern
Name:	Judith B. Kassel	Name:	TERRANCE McGOVERN
		Title:	TREASURER

ATTEST:		COLLINS MANAGEMENT CONSULTING, INC.,
[Corporate Seal]		a Virginia corporation

By:	/s/ Judith B. Kassel	By:	/s/ Terrance McGovern
Name:	Judith B. Kassel	Name:	TERRANCE McGOVERN
		Title:	TREASURER

ATTEST:		FRIED & SHER, INC.,
[Corporate Seal]		a Virginia corporation

By:	/s/ Judith B. Kassel	By:	/s/ Terrance McGovern
Name:	Judith B. Kassel	Name:	Terrance Mcgovern
		Title:	TREASURER

ATTEST:		ADVANCED PERFORMANCE CONSULTING GROUP, INC.,
[Corporate Seal]		a Maryland corporation

By:	/s/ Judith B. Kassel	By:	/s/ Terrance McGovern
Name:	Judith B. Kassel	Name:	Terrance Mcgovern
		Title:	TREASURER

ATTEST:		ENERGY AND ENVIRONMENT ANALYSIS, INCORPORATED
[Corporate Seal]		a Virginia corporation

By:	/s/ Judith B. Kassel	By:	/s/ Terrance McGovern
Name:	Judith B. Kassel	Name:	TERRANCE McGOVERN
		Title:	TREASURER

ATTEST:		Z-TECH CORPORATION,
[Corporate Seal]		a Maryland corporation

By:	/s/ Judith B. Kassel	By:	/s/ Terrance McGovern
Name:	Judith B. Kassel	Name:	TERRANCE McGOVERN
		Title:	TREASURER

LENDER(S):

CITIZEN BANK OF PENNSYLVANIA,
a Pennsylvania state chartered bank

By:	/s/ Leslie Grissard
Name:	Leslie Grissard
Title:	Senior Vice President

CHEVY CHASE BANK, F.S.B.,
a federal savings bank

By:	/s/ Owen B. Burman
Name:	Owen B. Burman
Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION,
as successor-in-interest to Riggs Bank, N.A., a national banking association

By:	/s/ Douglas T. Brown
Name:	Douglas T. Brown
Title:	Senior Vice President

COMMERCIAL BANK, N.A.,
a national banking association

By:	/s/ Frank Merendino
Name:	Frank Merendino
Title:	Vice President

AGENT:

CITIZENS BANK OF PENNSYLVANIA, a Pennsylvania state chartered bank, as Agent

By:	/s/ Leslie Grissard
Name:	Leslie Grissard
Title:	Senior Vice President